                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 3, 2004
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-29100                 22-3264604
----------------------------        -------------          -------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


 30 South 17th Street, Philadelphia, PA                19103
------------------------------------------           ----------
 (Address of principal executive offices)            (Zip Code)




                                  215-972-0420
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              (Registrant's telephone number, including area code)

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits
            99.1     Press Release dated February 3, 2004 of
                     eResearchTechnology, Inc.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2004, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and twelve months ended December 31, 2003 and provided financial guidance for the first quarter and fiscal 2004. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 eResearchTechnology, Inc.
                                                 (Registrant)


Date:       February 3, 2004                     By:  Bruce Johnson
                                                      -----------------------
                                                      Bruce Johnson
                                                      Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1           Press Release dated February 3, 2004 of eResearchTechnology, Inc.